As Filed With the Securities and Exchange Commission on July 27, 2007

                                                      1933 Act File No. 33-46279
                                                     1940 Act File No. 811-06600

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                       POST-EFFECTIVE AMENDMENT NO. 21                   [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 23                  [X]

                          DWS VALUE BUILDER FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                             300 East Lombard Street
                               Baltimore, MD 21202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 895-5000

                             300 East Lombard Street
                               Baltimore, MD 21202
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                               New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

/_/   immediately upon filing pursuant to paragraph (b)
/X/   on August 1, 2007 pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a)(1)
/_/   on ___________ pursuant to paragraph (a)(1)
/_/   75 days after filing pursuant to paragraph (a)(2)
/_/   on ___________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/_/ This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment.

                                 AUGUST 1, 2007







                                   PROSPECTUS

                              ------------------
                               CLASSES A, B AND C



--------------------------------------------------------------------------------

                             DWS VALUE BUILDER FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

CONTENTS

--------------------------------------------------------------------------------



HOW THE FUND WORKS

  4      The Fund's Main Investment
         Strategy

  5      The Main Risks of Investing in
         the Fund

  8      The Fund's Performance
         History

 10      How Much Investors Pay

 12      Other Policies and Risks

 13      Who Manages and Oversees
         the Fund

 19      Financial Highlights


HOW TO INVEST IN THE FUND

 23      Choosing a Share Class

 32      How to Buy Class A, B and C
         Shares

 33      How to Exchange or Sell
         Class A, B and C Shares

 34      Policies You Should Know
         About

 46      Understanding Distributions
         and Taxes

 50      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                             Class A       Class B       Class C
                ticker symbol                FLVBX         FVBBX         FVBCX
                  fund number                415           615           715

DWS VALUE BUILDER FUND
--------------------------------------------------------------------------------



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to maximize total return through a combination of long-term growth of capital and current income.


            The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and fixed-income securities. Under normal market conditions, between 40% and 75% of the fund's assets will be invested in common stocks and at least 25% of the fund's assets will be invested in fixed-income securities. In selecting investments for the fund, the fund's investment advisor and subadvisor (collectively, for purposes of "The Fund's Main Investment Strategy," the "Advisors") determine the relative percentages of assets to be invested in common stocks and fixed-income securities based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. In addition, the fund may invest up to 10% of its total assets in equity and debt securities issued by foreign governments or corporations.

            INVESTMENT PROCESS. The Advisors follow an investment philosophy referred to as "flexible value." They try to find common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as historical earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in



4 | DWS Value Builder Fund
            undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.


            The Advisors' investment process involves eliminating investments in companies in which the Advisors' confidence has waned and adding investments in which their confidence is high. The Advisors try to avoid selling long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors' experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.


            In managing the fund's fixed-income securities portfolio (which includes nonconvertible corporate debt securities, nonconvertible preferred stock and government obligations), the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the fixed-income securities in the fund's portfolio will be between two and 10 years.

            In general, the corporate bonds held by the fund will be investment grade bonds, which are rated within the top four rating categories by Standard & Poor's or Moody's Investors Service, Inc. (or, if unrated, considered by the Advisors to be of comparable quality). However, the fund also may invest up to 10% of its assets in non-investment grade bonds.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


                                                     DWS Value Builder Fund  | 5

            STYLE RISK. As with any investment strategy, the "flexible value" strategy used in managing the fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market.


            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase,


6 | DWS Value Builder Fund
            slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. The currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



                                                     DWS Value Builder Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures include the effects of fund expenses and assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Class A shares on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception dates for Class B and Class C shares are January 3, 1995 and April 8, 1998, respectively. In the table, performance figures before these dates are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges for Classes B and C.

DWS Value Builder Fund


ANNUAL TOTAL RETURN (%) as of 12/31 each year - Class A

[GRAPHIC APPEARS HERE]

22.67      18.53      13.81       -0.49      3.20      -18.92     30.81       8.74      0.65     10.20
1997       1998       1999       2000       2001       2002       2003       2004      2005      2006









2007 TOTAL RETURN AS OF JUNE 30: 5.14%
FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 21.03% Q2 2003               WORST QUARTER: -15.08%, Q3 2001




8 | DWS Value Builder Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                             1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------
   Return before Taxes                         3.86        3.81          7.44
--------------------------------------------------------------------------------
   Return after Taxes on Distributions         2.15        2.92          6.17
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                    4.66*        3.00*         5.90
--------------------------------------------------------------------------------
 CLASS B (Return before Taxes)                6.30         4.08          7.26
--------------------------------------------------------------------------------
 CLASS C (Return before Taxes)                9.36         4.27          7.29
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                          15.79         6.19          8.42
--------------------------------------------------------------------------------
 BLENDED INDEX (reflects no deductions
 for fees, expenses or taxes)                11.05         5.65          7.60
--------------------------------------------------------------------------------




 * The fund produced a positive total return due to income dividends and net realized gains distributed to the shareholders. Reinvestment of all dividends and distributions is assumed. Had you sold your shares at the period end net asset value you would have recognized a net loss. It is assumed that this loss will be applied against other gains producing a positive impact to the total return after taxes on distributions and sale of fund shares.


 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


 BLENDED INDEX is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/ Credit Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Lehman Brothers Intermediate US Government/ Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-Month Treasury Bill Index is representative of the 3-month Treasury market.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------


The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.



                                                     DWS Value Builder Fund  | 9

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.




--------------------------------------------------------------------------------------------
FEE TABLE                                        CLASS A         CLASS B       CLASS C
--------------------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)            5.75% 1         None          None
--------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                        None 2           4.00%         1.00%
--------------------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                           2.00             2.00          2.00
--------------------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------------------
 Management Fee 4                                 0.79%          0.79%         0.79%
--------------------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                 0.23             1.00          1.00
--------------------------------------------------------------------------------------------
 Other Expenses 5                                 0.20             0.31          0.19
--------------------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                  1.22             2.10          1.98
--------------------------------------------------------------------------------------------



1 Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2 The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

3 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


4 Restated on an annualized basis to reflect fee changes which took effect on July 1, 2006. Includes a 0.10% administration fee.

5 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


10 | DWS Value Builder Fund

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
 Class A shares        $692         $940       $1,207       $1,967
--------------------------------------------------------------------------------
 Class B shares         613          958        1,329        1,999
--------------------------------------------------------------------------------
 Class C shares         301          621        1,068        2,306
--------------------------------------------------------------------------------

 EXPENSES, assuming you kept your shares
--------------------------------------------------------------------------------
 Class A shares        $692         $940       $1,207       $1,967
--------------------------------------------------------------------------------
 Class B shares         213          658        1,129        1,999
--------------------------------------------------------------------------------
 Class C shares         201          621        1,068        2,306
--------------------------------------------------------------------------------




                                                    DWS Value Builder Fund  | 11

OTHER POLICIES AND RISKS


           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US government. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



12 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           Prior to March 31, 2007, Investment Company Capital Corp. ("ICCC") was the fund's investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the fund's prior investment management agreement with ICCC.



                                         Who Manages and Oversees the Fund  | 13

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:



--------------------------------------------------------------------------------
FUND NAME                               FEE PAID
--------------------------------------------------------------------------------
  DWS Value Builder Fund                  0.71%
--------------------------------------------------------------------------------




           A discussion regarding the basis for the Board's renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder reports for the semi-annual period ended September 30, 2006 and the annual period ended March 31, 2007 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.



           The Subadvisor


           Subadvisor for DWS Value Builder Fund

           The subadvisor for DWS Value Builder Fund is Alex. Brown Investment Management, LLC ("ABIM"). ABIM's address is One South Street, Baltimore, Maryland 21202.


           ABIM is a registered investment advisor with approximately $8.8 billion of assets under management as of December 31, 2006. ABIM is a Maryland limited liability company owned by J. Dorsey Brown, Patrick J. O'Brien, Nina K. Yudell and Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM: R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert).

           ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. DIMA compensates ABIM out of its management fee.



14 | Who Manages and Oversees the Fund

Portfolio management


The following people handle the day-to-day management of the fund.

Hobart C. Buppert II
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Managed the fund since inception.
- Joined ABIM as a Vice President in 1980.
- Over 30 years of investment industry experience.
- Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.
- BA and MBA from Loyola College.
- Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


Nina K. Yudell
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Joined the fund in 2007.
- Joined ABIM in 1992 as a research analyst; portfolio manager since 2004.
- Prior experience at T. Rowe Price Associates in investment management positions.
- BS and MBA from University of Baltimore. MSB from Johns Hopkins University
- Previously, adjunct faculty member (finance), New Hampshire College.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                         Who Manages and Oversees the Fund  | 15

           Legal proceedings

           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


16 | Who Manages and Oversees the Fund

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/
           Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


                                         Who Manages and Oversees the Fund  | 17
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.



18 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


DWS Value Builder Fund -  Class A




YEARS ENDED MARCH 31,                       2007           2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  23.79      $  23.49      $  23.51      $  16.75      $  21.87
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income a                      .37           .38           .39           .37           .44
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions           1.65           .93        (  .02)         6.80        ( 5.06)
---------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            2.02          1.31           .37          7.17        ( 4.62)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (  .35)       (  .41)       (  .39)       (  .41)       (  .50)
---------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              ( 2.12)       (  .60)            -             -             -
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       ( 2.47)       ( 1.01)       (  .39)       (  .41)       (  .50)
---------------------------------------------------------------------------------------------------------------
Redemption fees                                .00*          .00*          .00*            -             -
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  23.34      $  23.79      $  23.49      $  23.51      $  16.75
---------------------------------------------------------------------------------------------------------------
Total Return (%) b                            8.71c         5.66          1.57         43.22        (21.27)
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         336           412           466           451           338
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.25          1.17          1.14          1.15          1.11
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.23          1.17          1.14          1.15          1.11
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)            1.55          1.60          1.70          1.77          2.38
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     11            19            17            13            12
---------------------------------------------------------------------------------------------------------------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.


                                                      Financial Highlights  | 19

DWS Value Builder Fund - Class B




YEARS ENDED MARCH 31,                        2007            2006           2005           2004           2003
---------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  23.80       $  23.50       $  23.52       $  16.75       $  21.80
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income a                       .18            .20            .22            .22            .29
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions            1.65            .93         (  .03)          6.79         ( 5.03)
---------------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             1.83           1.13            .19           7.01         ( 4.74)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (  .17)        (  .23)        (  .21)        (  .24)        (  .31)
---------------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                               ( 2.12)        (  .60)             -              -              -
---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                        ( 2.29)        (  .83)        (  .21)        (  .24)        (  .31)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                 .00*           .00*           .00*             -              -
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $  23.34       $  23.80       $  23.50       $  23.52       $  16.75
---------------------------------------------------------------------------------------------------------------------
Total Return (%) b                             7.83c          4.86            .83          42.20         (21.84)
---------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           10             16             35             60             60
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.09           1.92           1.91           1.90           1.87
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 2.04           1.92           1.91           1.90           1.87
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)              .74            .85            .93           1.02           1.62
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      11             19             17             13             12
---------------------------------------------------------------------------------------------------------------------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.


20 | Financial Highlights

DWS Value Builder Fund - Class C




YEARS ENDED MARCH 31,                       2007           2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  23.81      $  23.52      $  23.53      $  16.76      $  21.82
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income a                      .19           .20           .22           .21           .30
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions           1.66           .92        (  .02)         6.80        ( 5.05)
---------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            1.85          1.12           .20          7.01        ( 4.75)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (  .17)       (  .23)       (  .21)       (  .24)       (  .31)
---------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                              ( 2.12)       (  .60)            -             -             -
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       ( 2.29)       (  .83)       (  .21)       (  .24)       (  .31)
---------------------------------------------------------------------------------------------------------------
Redemption fees                                .00*          .00*          .00*            -             -
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  23.37      $  23.81      $  23.52      $  23.53      $  16.76
---------------------------------------------------------------------------------------------------------------
Total Return (%)b                          7.92c            4.81           .88         42.18        (21.87)
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)           16            24            29            33            23
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions(%)                                 2.00          1.92          1.89          1.90          1.87
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions(%)                                 1.98          1.92          1.89          1.90          1.87
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income(%)              .80           .85           .95          1.02          1.62
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                      11            19            17            13            12
---------------------------------------------------------------------------------------------------------------




a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.


                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.


The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the cover page of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. The fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.



----------------------------------------------------------------------------------------
 CLASS A

 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
    when you buy shares                          or eliminate their sales charge; see
                                                 "Class A shares"
 -  In most cases, no charge when you
    sell shares                               -  Total annual expenses are lower than
                                                 those for Class B or Class C
 -  Up to 0.25% annual shareholder
    servicing fee
----------------------------------------------------------------------------------------
 CLASS B

 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                                 zero after six years
 -  Deferred sales charge declining from
    4.00%, charged when you sell shares        -  Shares automatically convert to Class
    you bought within the last six years          A after six years, which means lower
                                                  annual expenses going forward
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
----------------------------------------------------------------------------------------
 CLASS C

 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                                 year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,              Class B shares, but your shares never
    charged when you sell shares you             convert to Class A, so annual expenses
    bought within the last year                  remain higher

 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
----------------------------------------------------------------------------------------




                                                    Choosing a Share Class  | 23

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy.



           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by


24 | Choosing a Share Class
           the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


                                                    Choosing a Share Class  | 25

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



26 | Choosing a Share Class

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

           Class A shares have an up-front sales charge that varies with the amount you invest:


--------------------------------------------------------------------------------
                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
--------------------------------------------------------------------------------
Up to $50,000                  5.75%                     6.10%
--------------------------------------------------------------------------------
$50,000-$99,999                4.50                      4.71
--------------------------------------------------------------------------------
$100,000-$249,999              3.50                      3.63
--------------------------------------------------------------------------------
$250,000-$499,999              2.60                      2.67
--------------------------------------------------------------------------------
$500,000-$999,999              2.00                      2.04
--------------------------------------------------------------------------------
$1 million or more           see below                see below
--------------------------------------------------------------------------------


           1   The offering price includes the sales charge.

           2 Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.


           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           - you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           - the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount")

           - you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


                                                    Choosing a Share Class  | 27

           For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit the "Individual Investors" section of www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


28 | Choosing a Share Class

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the next six months of owning them. This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.



                                                    Choosing a Share Class  | 29

           Class B shares


           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:


--------------------------------------------------------------------------------
YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                           4.00%
--------------------------------------------------------------------------------
  Second or third year                 3.00
--------------------------------------------------------------------------------
  Fourth or fifth year                 2.00
--------------------------------------------------------------------------------
  Sixth year                           1.00
--------------------------------------------------------------------------------
  Seventh year and later               None (automatic conversion to Class A)
--------------------------------------------------------------------------------


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception


30 | Choosing a Share Class
           of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.


           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:


--------------------------------------------------------------------------------
   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------
  First year                                    1.00%
--------------------------------------------------------------------------------
  Second year and later                         None
--------------------------------------------------------------------------------


           This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                                    Choosing a Share Class  | 31

How to BUY Class A, B and C Shares




-----------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
-----------------------------------------------------------------------------------------
 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
-----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you         method that's most convenient for you
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check
                                               -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
-----------------------------------------------------------------------------------------
 BY WIRE

 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
 BY PHONE

 Not available                                 -  Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN

 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
-----------------------------------------------------------------------------------------
 USING QuickBuy

 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET

 Not available                                 -  Go to www.dws-scudder.com and
                                                  register
                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------



REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

32 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares


-----------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
-----------------------------------------------------------------------------------------
                                                Some transactions, including most for
 -  Exchanges into existing accounts:           over $100,000, can only be ordered in
    $50 minimum per fund                        writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee"
    $1,000 minimum per fund
    $500 minimum for IRAs
-----------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR

 -  Contact your advisor by the method          -  Contact your advisor by the method
    that's most convenient for you                 that's most convenient for you
-----------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page)

 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your account
 -  your name(s), signature(s) and               -  a daytime telephone number
    address, as they appear on your
    account
 -  a daytime telephone number
-----------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN

 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048
-----------------------------------------------------------------------------------------
 USING QuickSell

 Not available                                  -  Call (800) 621-1048 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
-----------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions
-----------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------



TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET



                           How to Exchange or Sell Class A, B and C Shares  | 33

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


34 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.


           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


           INITIAL PURCHASE. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.



                                            Policies You Should Know About  | 35

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); we will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50, however, there is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


36 | Policies You Should Know About

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


                                            Policies You Should Know About  | 37

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the fund's policies until such time as they can develop and implement a system to collect the redemption fees.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems


38 | Policies You Should Know About
           are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.

           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a


                                            Policies You Should Know About  | 39
           pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.


           Since many transactions may be initiated by telephone or elec-tronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.






THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.









40 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.




                                            Policies You Should Know About  | 41
           with the lowest CDSC are sold first. Exchanges from one fund into another don't affect CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.


           There are certain cases in which you may be exempt from a CDSC. These include:

           - the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           - withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           - redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           - for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           - for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


42 | Policies You Should Know About

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


                                            Policies You Should Know About  | 43

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")



44 | Policies You Should Know About

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


                                            Policies You Should Know About  | 45

           - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF ITS INCOME QUARTERLY. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't



THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.



46 | Understanding Distributions and Taxes
           indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:



--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                    GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                             INCOME RATES:
--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                        -  gains from the sale of
  securities held (or treated as                   securities held by the fund
  held) by the fund for more                       for one year or less
  than one year                                 -  all other taxable income
- qualified dividend income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                       -  gains from selling fund
  shares held for more than                        shares held for one year or
  one year                                         less
--------------------------------------------------------------------------------




           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.



                                     Understanding Distributions and Taxes  | 47

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Federal Income Taxes."


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.


           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


48 | Understanding Distributions and Taxes

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 49

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


50 | Appendix

                       DWS Value Builder Fund - Class A




                                      INITIAL HYPOTHETICAL                 ASSUMED RATE
                 MAXIMUM                   INVESTMENT:                      OF RETURN:
           SALES CHARGE: 5.75%               $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                CUMULATIVE           ANNUAL       CUMULATIVE          YEAR-END
              RETURN BEFORE           FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
                 FEES AND           EXPENSE        FEES AND           FEES AND            AND
YEAR             EXPENSES            RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------
   1               5.00%           1.22%             -2.19%       $  9,781.27        $   692.16
---------------------------------------------------------------------------------------------------
   2              10.25%           1.22%              1.51%       $ 10,151.00        $   121.59
---------------------------------------------------------------------------------------------------
   3              15.76%           1.22%              5.35%       $ 10,534.70        $   126.18
---------------------------------------------------------------------------------------------------
   4              21.55%           1.22%              9.33%       $ 10,932.92        $   130.95
---------------------------------------------------------------------------------------------------
   5              27.63%           1.22%             13.46%       $ 11,346.18        $   135.90
---------------------------------------------------------------------------------------------------
   6              34.01%           1.22%             17.75%       $ 11,775.07        $   141.04
---------------------------------------------------------------------------------------------------
   7              40.71%           1.22%             22.20%       $ 12,220.16        $   146.37
---------------------------------------------------------------------------------------------------
   8              47.75%           1.22%             26.82%       $ 12,682.09        $   151.90
---------------------------------------------------------------------------------------------------
   9              55.13%           1.22%             31.61%       $ 13,161.47        $   157.65
---------------------------------------------------------------------------------------------------
  10              62.89%           1.22%             36.59%       $ 13,658.97        $   163.60
---------------------------------------------------------------------------------------------------
  TOTAL                                                                              $ 1,967.34
---------------------------------------------------------------------------------------------------



DWS Value Builder Fund - Class B





              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------
   1            5.00%        2.10%              2.90%       $ 10,290.00        $   213.05
---------------------------------------------------------------------------------------------------
   2           10.25%        2.10%              5.88%       $ 10,588.41        $   219.22
---------------------------------------------------------------------------------------------------
   3           15.76%        2.10%              8.95%       $ 10,895.47        $   225.58
---------------------------------------------------------------------------------------------------
   4           21.55%        2.10%             12.11%       $ 11,211.44        $   232.12
---------------------------------------------------------------------------------------------------
   5           27.63%        2.10%             15.37%       $ 11,536.57        $   238.85
---------------------------------------------------------------------------------------------------
   6           34.01%        2.10%             18.71%       $ 11,871.14        $   245.78
---------------------------------------------------------------------------------------------------
   7           40.71%        1.22%             23.20%       $ 12,319.86        $   147.57
---------------------------------------------------------------------------------------------------
   8           47.75%        1.22%             27.86%       $ 12,785.55        $   153.14
---------------------------------------------------------------------------------------------------
   9           55.13%        1.22%             32.69%       $ 13,268.85        $   158.93
---------------------------------------------------------------------------------------------------
  10           62.89%        1.22%             37.70%       $ 13,770.41        $   164.94
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,999.18
---------------------------------------------------------------------------------------------------




                                                                  Appendix  | 51

                       DWS Value Builder Fund - Class C




              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------
   1            5.00%        1.98%              3.02%       $ 10,302.00        $   200.99
---------------------------------------------------------------------------------------------------
   2           10.25%        1.98%              6.13%       $ 10,613.12        $   207.06
---------------------------------------------------------------------------------------------------
   3           15.76%        1.98%              9.34%       $ 10,933.64        $   213.31
---------------------------------------------------------------------------------------------------
   4           21.55%        1.98%             12.64%       $ 11,263.83        $   219.75
---------------------------------------------------------------------------------------------------
   5           27.63%        1.98%             16.04%       $ 11,604.00        $   226.39
---------------------------------------------------------------------------------------------------
   6           34.01%        1.98%             19.54%       $ 11,954.44        $   233.23
---------------------------------------------------------------------------------------------------
   7           40.71%        1.98%             23.15%       $ 12,315.47        $   240.27
---------------------------------------------------------------------------------------------------
   8           47.75%        1.98%             26.87%       $ 12,687.39        $   247.53
---------------------------------------------------------------------------------------------------
   9           55.13%        1.98%             30.71%       $ 13,070.55        $   255.00
---------------------------------------------------------------------------------------------------
  10           62.89%        1.98%             34.65%       $ 13,465.28        $   262.70
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,306.23
---------------------------------------------------------------------------------------------------




52 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330



SEC FILE NUMBER:
DWS Value Builder Fund, Inc.        DWS Value Builder Fund    811-06600



[DWS SCUDDER LOGO GRAPHIC APPEARS HERE]




(08/01/07) DVBF-1
[RECYCLE GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------


                                 AUGUST 1, 2007







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                             DWS VALUE BUILDER FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 [DWS SCUDDER LOGO APPEARS HERE]

CONTENTS

--------------------------------------------------------------------------------



HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  8      The Fund's Performance
         History
 10      How Much Investors Pay
 11      Other Policies and Risks
 12      Who Manages and Oversees
         the Fund
 18      Financial Highlights


HOW TO INVEST IN THE FUND
 20      Buying and Selling
         Institutional Class Shares
 28      Policies You Should Know
         About
 38      Understanding Distributions
         and Taxes
 42      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.


Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.


Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.


You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                           Institutional Class
                             ticker symbol                 FLIVX
                               fund number                 535

    DWS VALUE BUILDER FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to maximize total return through a combination of long-term growth of capital and current income.


            The fund seeks to achieve its objective by investing primarily in a portfolio of common stocks and fixed-income securities. Under normal market conditions, between 40% and 75% of the fund's assets will be invested in common stocks and at least 25% of the fund's assets will be invested in fixed-income securities. In selecting investments for the fund, the fund's investment advisor and subadvisor (collectively, for purposes of "The Fund's Main Investment Strategy," the "Advisors") determine the relative percentages of assets to be invested in common stocks and fixed-income securities based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. In addition, the fund may invest up to 10% of its total assets in equity and debt securities issued by foreign governments or corporations.

            INVESTMENT PROCESS. The Advisors follow an investment philosophy referred to as "flexible value." They try to find common stocks that they believe are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as historical earnings growth, industry position, the strength of management and management's commitment to the interests of their shareholders. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies. They look for attractive price-to-value relationships in



4 | DWS Value Builder Fund
            undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.


            The Advisors' investment process involves eliminating investments in companies in which the Advisors' confidence has waned and adding investments in which their confidence is high. The Advisors try to avoid selling long-term holdings simply because the holdings have gone up significantly and buying weaker companies simply because their stocks have lagged. The Advisors' experience over the years has been that, despite various market levels, there are generally always good values to take advantage of by using extensive research and independent thinking.


            In managing the fund's fixed-income securities portfolio (which includes nonconvertible corporate debt securities, nonconvertible preferred stock and government obligations), the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the fixed-income securities in the fund's portfolio will be between two and 10 years.

            In general, the corporate bonds held by the fund will be investment grade bonds, which are rated within the top four rating categories by Standard & Poor's or Moody's Investors Service, Inc. (or, if unrated, considered by the Advisors to be of comparable quality). However, the fund also may invest up to 10% of its assets in non-investment grade bonds.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

            MARKET RISK. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.


                                                     DWS Value Builder Fund  | 5

            STYLE RISK. As with any investment strategy, the "flexible value" strategy used in managing the fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market.


            ASSET ALLOCATION RISK. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the Advisor may favor an asset category that performs poorly relative to the other asset categories. To the extent that alternative asset categories underperform the general stock market, the fund would perform poorly relative to a fund invested primarily in the general stock market.


            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.


            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase,


6 | DWS Value Builder Fund
            slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.


            PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

            FOREIGN INVESTMENT RISK. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the fund invests in emerging markets, it takes on greater risks. The currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.



                                                     DWS Value Builder Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike the fund, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures include the effects of fund expenses and assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).


The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Value Builder Fund


ANNUAL TOTAL RETURN (%) as of 12/31 each year - Institutional Class [GRAPHIC APPEARS HERE]





22.95      18.84      14.08       -0.23      3.45      -18.67     31.08       8.98      0.92     10.49
1997       1998       1999       2000       2001       2002       2003       2004      2005      2006



2007 TOTAL RETURN AS OF JUNE 30: 5.27%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 21.17%, Q2 2003              WORST QUARTER: -14.99%, Q3 2001




8 | DWS Value Builder Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2006



--------------------------------------------------------------------------------
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
   Return before Taxes                         10.49          5.31         8.35
--------------------------------------------------------------------------------
   Return after Taxes on Distributions          8.62          4.34         6.99
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                      9.11*         4.24         6.67
--------------------------------------------------------------------------------
 STANDARD & POOR'S (S&P) 500 INDEX
 (reflects no deductions for fees,
 expenses or taxes)                            15.79          6.19         8.42
--------------------------------------------------------------------------------
 BLENDED INDEX (reflects no deductions
 for fees, expenses or taxes)                  11.05          5.65         7.60
--------------------------------------------------------------------------------




 * The fund produced a positive total return due to income dividends and net realized gains distributed to the shareholders. Reinvestment of all dividends and distributions is assumed. Had you sold your shares at the period end net asset value you would have recognized a net loss. It is assumed that this loss will be applied against other gains producing a positive impact to the total return after taxes on distributions and sale of fund shares.


 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


 BLENDED INDEX is composed of 60% S&P 500 Index, 35% Lehman Brothers Intermediate US Government/ Credit Index and 5% Merrill Lynch 3-Month Treasury Bill Index. The Lehman Brothers Intermediate US Government/ Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The Merrill Lynch 3-Month Treasury Bill Index is representative of the 3-month Treasury market.



--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.



--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.



                                                     DWS Value Builder Fund  | 9

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund. This information doesn't include any fees that may be charged by your financial advisor.




--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                             2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2                                   0.79%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                   None
--------------------------------------------------------------------------------
 Other Expenses 3                                   0.09
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                    0.88
--------------------------------------------------------------------------------



1 This fee is charged on all applicable redemptions or exchanges. Please see "Policies You Should Know About - Policies about transactions" for further information.


2 Restated on an annualized basis to reflect fee changes which took effect on July 1, 2006. Includes a 0.10% administration fee.



3 Restated on an annualized basis to reflect fee changes which took effect on October 1, 2006.


Based on the costs above, this example helps you compare this fund's Institutional Class shares expenses to those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.



--------------------------------------------------------------------------------
EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 Institutional Class         $90         $281         $488       $1,084
--------------------------------------------------------------------------------




10 | DWS Value Builder Fund

OTHER POLICIES AND RISKS


           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.


           - As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities, notes or bonds issued by the US Treasury or by agencies of the US government. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.



           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its goal.


           A complete list of the fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



                                                  Other Policies and Risks  | 11

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor


           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


           Prior to March 31, 2007, Investment Company Capital Corp. ("ICCC") was the fund's investment advisor. Effective March 31, 2007, ICCC was merged into DIMA. The new investment management agreement with DIMA was approved by the Board and is identical in substance to the fund's prior investment management agreement with ICCC.



12 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets:



--------------------------------------------------------------------------------
FUND NAME                               FEE PAID
--------------------------------------------------------------------------------
  DWS Value Builder Fund                  0.71%
--------------------------------------------------------------------------------




           A discussion regarding the basis for the Board's renewal of the fund's investment management agreement and subadvisory agreement is contained in the shareholder reports for the semi-annual period ended September 30, 2006 and the annual period ended March 31, 2007 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor for providing most of the fund's administrative services.


           The Subadvisor


           Subadvisor for DWS Value Builder Fund

           The subadvisor for DWS Value Builder Fund is Alex. Brown Investment Management, LLC ("ABIM"). ABIM's address is One South Street, Baltimore, Maryland 21202.


           ABIM is a registered investment advisor with approximately $8.8 billion of assets under management as of December 31, 2006. ABIM is a Maryland limited liability company owned by J. Dorsey Brown, Patrick J. O'Brien, Nina K. Yudell and Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM: R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert).

           ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. DIMA compensates ABIM out of its management fee.



                                         Who Manages and Oversees the Fund  | 13

Portfolio management


The following people handle the day-to-day management of the fund.


Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.


- Managed the fund since inception.
- Joined ABIM as a Vice President in 1980.

- Over 30 years of investment industry experience.

- Prior experience as portfolio manager at T. Rowe Price Associates and as a portfolio manager and research analyst at Equitable Trust Company.
- BA and MBA from Loyola College.
- Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.



Nina K. Yudell
Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

- Joined the fund in 2007.
- Joined ABIM in 1992 as a research analyst; portfolio manager since 2004.
- Prior experience at T. Rowe Price Associates in investment management positions.
- BS and MBA from University of Baltimore. MSB from Johns Hopkins University
- Previously, adjunct faculty member (finance), New Hampshire College.


The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


14 | Who Manages and Oversees the Fund

           Legal proceedings


           On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

           The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


                                         Who Manages and Oversees the Fund  | 15

           Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

           In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/ Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

           DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

           The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and


16 | Who Manages and Oversees the Fund
           certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

           Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.



                                         Who Manages and Oversees the Fund  | 17

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Value Builder Fund -  Institutional Class




---------------------------------------------------------------------------------------------------------------
YEARS ENDED MARCH 31,                       2007           2006          2005          2004          2003
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  24.02      $  23.71      $  23.73      $  16.91      $  22.08
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income a                      .44           .44           .45           .42           .48
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions           1.67           .95          (.02)         6.87         (5.10)
---------------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            2.11          1.39           .43          7.29         (4.62)
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (.42)         (.48)         (.45)         (.47)         (.55)
---------------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  transactions                               (2.12)         (.60)            -             -             -
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                        (2.54)        (1.08)         (.45)         (.47)         (.55)
---------------------------------------------------------------------------------------------------------------
Redemption fees                                .00*          .00*          .00*            -             -
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  23.59      $  24.02      $  23.71      $  23.73      $  16.91
---------------------------------------------------------------------------------------------------------------
Total Return (%)                              9.00 b        5.95          1.82         43.64        (21.07)
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($millions)           44            86            89           125            91
---------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions(%)                                  .95           .92           .90           .90           .86
---------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions(%)                                  .94           .92           .90           .90           .86
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income(%)             1.84          1.85          1.94          2.02          2.63
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(%)                      11            19            17            13            12
---------------------------------------------------------------------------------------------------------------




a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.


18 | Financial Highlights

HOW TO INVEST IN THE FUND


The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares


           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to enter and pay for your order.

           You may also buy Institutional Class shares by sending your check (along with a completed Application Form) directly to DWS Scudder Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.


           Eligibility requirements


           You may buy Institutional Class shares if you are any of the following:

           - An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           - A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.

           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.



           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

20 | Buying and Selling Institutional Class Shares

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS mutual funds.


           - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.


           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


           How to contact the transfer agent


--------------------------------------------------------------------------------
  BY PHONE:               (800) 730-1313
--------------------------------------------------------------------------------
  FIRST INVESTMENTS       DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9151
--------------------------------------------------------------------------------
  ADDITIONAL              DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9154
--------------------------------------------------------------------------------
  BY OVERNIGHT MAIL:      DWS Scudder Investments Service Company
                          210 W. 10th Street
                          Kansas City, MO 64105-1614
--------------------------------------------------------------------------------


           You can reach the automated information line, 24 hours a day, 7 days a week by calling (800) 621-1048.


                             Buying and Selling Institutional Class Shares  | 21

How to open your fund account

--------------------------------------------------------------------------------
  MAIL:              Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. (For fund
                     number, see below.) The applicable addresses are
                     shown under "How to contact the transfer agent."
--------------------------------------------------------------------------------
  WIRE:              Call the transfer agent to set up a wire account.
--------------------------------------------------------------------------------
  FUND NAME AND      Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.
--------------------------------------------------------------------------------


           Please note that your account cannot become activated until we receive a completed application.


           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent." For fund numbers, see "How to open your fund account."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.


22 | Buying and Selling Institutional Class Shares

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Shareholder Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. Inform Shareholder Services of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. (Eastern time) the next business day following your purchase. If your wire is not received by 4:00 p.m. (Eastern time) on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.



--------------------------------------------------------------------------------
  BANK NAME:        State Street Bank Boston
--------------------------------------------------------------------------------
  ROUTING NO:       011000028
--------------------------------------------------------------------------------
  ATTN:             DWS Scudder
--------------------------------------------------------------------------------
  DDA NO:           9903-5552
--------------------------------------------------------------------------------
  FBO:              (Account name) (Account number)
--------------------------------------------------------------------------------
  CREDIT:           (fund name and fund number) (see "How to open
                    your fund account")
--------------------------------------------------------------------------------



           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or Shareholder Services at (800) 730-1313. Inform Shareholder Services of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. The fund reserves the right to change the above eligibility requirements and investment minimum at any time. We must receive your order by 4:00 p.m. (Eastern time) to wire your account the next business day.


                             Buying and Selling Institutional Class Shares  | 23

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Shareholder Services at (800) 730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Shareholder Services at (800) 730-1313.


24 | Buying and Selling Institutional Class Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.


                             Buying and Selling Institutional Class Shares  | 25

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of


26 | Buying and Selling Institutional Class Shares
           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



                             Buying and Selling Institutional Class Shares  | 27

POLICIES YOU SHOULD KNOW ABOUT

           Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Policies about transactions


           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


28 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.


           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to the fund's long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more


                                            Policies You Should Know About  | 29
           pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage").

           The fund discourages short-term and excessive trading. The fund will take steps to detect and deter short-term and excessive trading pursuant to the fund's policies as described in this prospectus and approved by the fund's Board. The fund generally defines short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The fund may also take trading activity that occurs over longer periods into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           The fund's policies include:

           - a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees");

           - the fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

           - the fund has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the fund by an investor is detected, the Advisor may determine to prohibit that investor from future purchases in the fund or to limit or terminate the investor's exchange privilege. The detection of these patterns and the banning of further trading are inherently


30 | Policies You Should Know About
           subjective and therefore involve some selectivity in their application. The Advisor seeks to make such determinations in a manner consistent with the interests of the fund's long-term shareholders.

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the fund.

           The fund's market timing policies and procedures may be modified or terminated at any time.


           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on


                                            Policies You Should Know About  | 31
           customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). The policy of the DWS funds is to permit transactions on behalf of fund platform providers without the imposition of a redemption fee if such fund platform providers are able to implement trade block policies in which the period of time covered by the trade block is equal to or greater than the relevant redemption fee holding period for the DWS fund.


32 | Policies You Should Know About

           The fund expects that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the Advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The fund reserves the right to withdraw waivers and to modify or terminate these waivers or the redemption fee at any time.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.


           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 730-1313 at a later date.


           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.



                                            Policies You Should Know About  | 33

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform Gift to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.



34 | Policies You Should Know About

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.


           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption.




THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 35

           Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING



           The price at which you buy and sell shares is the NAV.



           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days. Please see "Policies about transactions - Redemption fees" for further information.


           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested



36 | Policies You Should Know About
           in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason


           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law



                                            Policies You Should Know About  | 37

            - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


            - pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


            - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


           THE FUND INTENDS TO PAY DISTRIBUTIONS OF SUBSTANTIALLY ALL OF
           ITS INCOME QUARTERLY. The fund intends to pay distributions from realized capital gains annually, usually in December. If necessary, the fund may distribute at other times as needed.


           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


38 | Understanding Distributions and Taxes

           For federal income tax purposes, income and capital gains distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depend on their type:



------------------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                              - gains from the sale of
  securities held (or treated as                        securities held by the fund for
  held) by the fund for more                            one year or less
  than one year                                       - all other taxable income
- qualified dividend income
------------------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             - gains from selling fund
  shares held for more than                             shares held for one year or
  one year                                              less
------------------------------------------------------------------------------------------




                                     Understanding Distributions and Taxes  | 39

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that the fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or from REITs. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For more information, see the Statement of Additional Information, under "Federal Income Taxes."


           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.


40 | Understanding Distributions and Taxes

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund declares a dividend. In tax-advantaged retirement accounts you do not need to worry about this.


           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


                                     Understanding Distributions and Taxes  | 41

APPENDIX

--------------------------------------------------------------------------------

           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


42 | Appendix

                 DWS Value Builder Fund - Institutional Class





------------------------------------------------------------------------------------------------
              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
------------------------------------------------------------------------------------------------
   1            5.00%        0.88%              4.12%       $ 10,412.00        $    89.81
------------------------------------------------------------------------------------------------
   2           10.25%        0.88%              8.41%       $ 10,840.97        $    93.51
------------------------------------------------------------------------------------------------
   3           15.76%        0.88%             12.88%       $ 11,287.62        $    97.37
------------------------------------------------------------------------------------------------
   4           21.55%        0.88%             17.53%       $ 11,752.67        $   101.38
------------------------------------------------------------------------------------------------
   5           27.63%        0.88%             22.37%       $ 12,236.88        $   105.55
------------------------------------------------------------------------------------------------
   6           34.01%        0.88%             27.41%       $ 12,741.04        $   109.90
------------------------------------------------------------------------------------------------
   7           40.71%        0.88%             32.66%       $ 13,265.97        $   114.43
------------------------------------------------------------------------------------------------
   8           47.75%        0.88%             38.13%       $ 13,812.53        $   119.15
------------------------------------------------------------------------------------------------
   9           55.13%        0.88%             43.82%       $ 14,381.61        $   124.05
------------------------------------------------------------------------------------------------
  10           62.89%        0.88%             49.74%       $ 14,974.13        $   129.17
------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,084.32
------------------------------------------------------------------------------------------------




                                                                  Appendix  | 43

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330



SEC FILE NUMBER:
DWS Value Builder Fund, Inc.        DWS Value Builder Fund    811-06600


(08/01/07) DVBF-1-IN

[RECYCLE GRAPHIC APPEARS HERE]


[DWS SCUDDER LOGO APPEARS HERE]

                          DWS Value Builder Fund, Inc.



                             DWS Value Builder Fund

                Class A, Class B, Class C and Institutional Class









                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2007




This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Fund, each dated August 1, 2007, as amended from time to time (each a "Prospectus" and collectively, the "Prospectuses"), copies of which may be obtained without charge by contacting your securities dealer or shareholder service agent, by writing or calling the Fund, 300 Lombard Street, Baltimore, Maryland 21202, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders for the year ended March 31, 2007 is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information ("SAI") is incorporated by reference into the Prospectuses.

                                TABLE OF CONTENTS

                                                                           Page


INVESTMENT RESTRICTIONS........................................................1

GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................2

INVESTMENT PRACTICES...........................................................3
         Portfolio Holdings Information.......................................14

PORTFOLIO TRANSACTIONS........................................................16

PURCHASE AND REDEMPTION OF SHARES.............................................20

TAXES.........................................................................37

NET ASSET VALUE...............................................................43

DIRECTORS AND OFFICERS........................................................44

INVESTMENT ADVISORY AND OTHER SERVICES........................................63
   Transfer Agent.............................................................68
   Accounting.................................................................68
   Custodian..................................................................69
   Independent Registered Public Accounting Firm and Reports to Shareholders..69
   Counsel -- Fund............................................................69
   Counsel -- Trustee.........................................................69

DISTRIBUTION OF FUND SHARES...................................................70

PROXY VOTING GUIDELINES.......................................................74

FINANCIAL STATEMENTS..........................................................75

ADDITIONAL INFORMATION........................................................76

APPENDIX A....................................................................77

                             INVESTMENT RESTRICTIONS

The investment program for DWS Value Builder Fund (the "Fund") is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67% or more of the shares present at a shareholder meeting at which the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy:

1. The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5. The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6. The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7. The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment restriction may be changed by a vote of the majority of the Board of Directors.

The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

Unless  otherwise  noted,   the  percentage   limitations   contained  in  these
restrictions apply at the time of purchase of securities.

                         GENERAL INFORMATION AND HISTORY

DWS Value Builder Fund, formerly Scudder Flag Investors Value Builder Fund (the "Fund") is an open-end diversified management investment company. The Fund currently offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Class (collectively, the "shares"). As used herein, the "Fund" refers to DWS Value Builder Fund and specific references to any class of the Fund's shares will be made using the name of such class.

On August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund. On May 7, 2001, Deutsche Asset Management changed the name of its "Flag Investors" family of mutual funds to "Deutsche Asset
Management." This change did not affect the name, management or operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund.

On February 6, 2006, the names of "Scudder Flag Investors Value Builder Fund, Inc." and its series "Scudder Flag Investors Value Builder Fund" were changed to "DWS Value Builder Fund, Inc." (the "Corporation") and "DWS Value Builder Fund," respectively. This change did not affect the operations of the Fund, but resulted in modifications to the presentation of the Fund's Prospectuses, periodic reports and other publications on behalf of the Fund.


The Corporation was incorporated under the laws of the State of Maryland on March 5, 1992. The Corporation filed a registration statement with the Securities and Exchange Commission ("SEC") registering itself as an open-end diversified management investment company under the 1940 Act and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on June 15, 1992. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Class Shares on November 2, 1995, and the Class C Shares on April 8, 1998.


Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor, DWS Scudder Distributors, Inc. (the "Distributor" or "DWS-SDI"), or from Participating Dealers (as defined in "Distribution of Fund Shares" section) that offer shares to prospective investors. Prospectuses may also be obtained from shareholder servicing agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.



Under a separate agreement between Deutsche Bank AG and the Corporation, Deutsche Bank AG has granted a license to the Corporation to utilize the trademark "DWS."

                       INVESTMENT POLICIES AND TECHNIQUES

The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective by investing primarily in a portfolio of common stocks and fixed-income securities. Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in common stocks and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described below. There can be no assurance that the Fund's investment objective will be achieved.

At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the assessment of the Fund's investment advisor (the "Advisor") and the subadvisor (the "Subadvisor") (collectively, the "Advisors") as to the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by the Standard & Poor's Division of the McGraw-Hull Companies, Inc. ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Moody's considers securities rated Baa to have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality non-convertible corporate debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's or if unrated by S&P or Moody's, deemed by the Advisors to be of similar quality). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities until the holdings are reduced below 10%. (See "Investments in Non-Investment Grade Securities" below.) A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information.

The Fund may invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

                              INVESTMENT PRACTICES

Summary of Investment Practices

The following is a chart of the various types of securities and investment strategies employed by the Fund. Unless otherwise indicated, the Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Fund. As a matter of non-fundamental operating policy, the Fund may be subject to additional restrictions. See the section entitled "Investment Restrictions."


------------------------------------------------------------------------------------------------------------------------

KEY TO TABLE:

|    Permitted without limit

o    Permitted without limit, but not expected to be used to a significant extent

X    Not permitted


Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use.

Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use.


------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES.
------------------------------------------------------------------------------------------------------------------------
Common Stock                                                                                |
------------------------------------------------------------------------------------------------------------------------
Warrants                                                                                    o
------------------------------------------------------------------------------------------------------------------------
Convertible Securities                                                                      |
------------------------------------------------------------------------------------------------------------------------
Initial Public Offerings                                                                    o
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITES & MONEY MARKET INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------
Non-Convertible Preferred Stock                                                             |
------------------------------------------------------------------------------------------------------------------------
Short-Term Instruments                                                                      o
------------------------------------------------------------------------------------------------------------------------
Obligations of Banks and Other Financial Institutions                                       o
------------------------------------------------------------------------------------------------------------------------

Certificates of Deposit and Banker's Acceptances                                            o

------------------------------------------------------------------------------------------------------------------------
Commercial Paper                                                                            o

                                       3

------------------------------------------------------------------------------------------------------------------------
US Government Securities                                                                    o
------------------------------------------------------------------------------------------------------------------------
Zero Coupon Securities and Deferred Interest Bonds                                          o
------------------------------------------------------------------------------------------------------------------------
Lower-Rated Debt Securities                                                                10%
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds                                                                             |
------------------------------------------------------------------------------------------------------------------------
Non-Convertible Corporate Debt Obligations                                                  |
------------------------------------------------------------------------------------------------------------------------
Bank Loans (liquid)
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                                                                       |
------------------------------------------------------------------------------------------------------------------------
Other Debt Obligations                                                                      o
------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES (OPTIONS)
------------------------------------------------------------------------------------------------------------------------
Covered Call Options                                                                        5%
------------------------------------------------------------------------------------------------------------------------
SECURITIES OF NON-US ISSUERS
------------------------------------------------------------------------------------------------------------------------
Foreign Securities & Depository Receipts (ADRs, EDRs, GDRs and
IDRs)                                                                                      10%
------------------------------------------------------------------------------------------------------------------------
Foreign Corporate Debt Securities                                                          10%
------------------------------------------------------------------------------------------------------------------------
Foreign Government Debt Securities                                                         10%
------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES
------------------------------------------------------------------------------------------------------------------------
Illiquid Securities                                                                        10%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Lending of Portfolio Securities                                                             X
------------------------------------------------------------------------------------------------------------------------
Borrowing (including reverse repurchase agreements)                 10% (only for extraordinary or emergency purposes)
------------------------------------------------------------------------------------------------------------------------
Short Sales                                                                                 X
------------------------------------------------------------------------------------------------------------------------
Other Investment Companies                                                                  X
                                                                           (except as permitted by federal law)
------------------------------------------------------------------------------------------------------------------------
Temporary Defensive Investments                                                             |
------------------------------------------------------------------------------------------------------------------------
Purchase Securities on Margin                                                               X
------------------------------------------------------------------------------------------------------------------------

Covered Call Options

As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.

When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forgo, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options may be written when the Advisors believe the security should be held for the long-term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation ("OCC"), which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund may not realize a profit and may suffer losses from writing the calls.

Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

Equity Securities

Equity securities include common stocks and convertible preferred stocks, warrants, and other securities that may be converted into or exchanged for common stocks. Common stocks are equity securities that represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends based on proportionate ownership. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.

Warrants

The Fund may invest in warrants. Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject.

The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities

The Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Below Investment Grade Securities

The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, are determined to be of comparable the quality under criteria approved by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objective, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated below investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default or in arrears in interest and principal payments.

Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively  on  ratings  issued  by  S&P  or  Moody's  in  selecting  portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in below investment grade securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in below investment grade securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

Investing in below investment grade securities entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of below investment grade securities will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, below investment grade securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for below investment grade securities may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it may become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.


Corporate Bonds

Investments in corporate bonds involve credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate bonds generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Bank Loans

The Fund may also invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. The Fund may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an "assignment" or "participation." When the Fund buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Fund. In certain cases, the Fund may buy bank loans on a participation basis, if for example, the Fund did not want to become party to the bank agreement. However, in all cases, the Fund will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing

Borrowing by the Fund will involve special risk considerations. To the extent the fund borrows money, positive or negative performance by the fund's investments may be magnified. Any gain in the value of securities purchased with borrowed money, or income earned on such securities that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased, or cost in excess of income earned, would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased or from income received as a holder of those securities. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


Other Investments

For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury or by other agencies of the U.S. Government.

Short-Term Instruments

When the Fund experiences large cash inflows, for example, through the sale of securities or of its shares and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of a money market mutual fund) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other investment grade short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and
(5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt, commercial paper or bank obligations rated investment grade; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Obligations of Banks and Other Financial Institutions

The Fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks, only when the Advisor determines that the credit risk with respect to the instrument is minimal. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers' Acceptances

The Fund may  invest  in  certificates  of  deposit  and  bankers'  acceptances.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain Fund to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Fund must be rated in the highest short-term rating category by any two Nationally Recognized Statistical Rating Organizations ("NRSROs") (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be determined by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

For a description of commercial paper ratings, see Appendix A to this SAI.

US Government Securities

The Fund may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae")); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac")).

Other US government securities the Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately  traded principal and interest  component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See "Zero Coupon Securities."

Zero Coupon Securities and Deferred Interest Bonds

The Fund may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See "Taxes."

Lower-Rated Debt Securities ("Junk Bonds" or "High Yield Debt Securities")

The Fund may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Duff & Phelps Credit Rating Company, or comparably rated by another NRSRO, or if not rated by an NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Fund.

Other Debt Obligations

The Fund may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor to be of comparable quality.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depository Receipts ("IDRs") or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

The Advisors may also invest up to 10% of the Fund's assets in debt and equity securities issued by foreign corporate and government issuers that are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in US dollars so changes in the value of the US dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund that are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Illiquid Securities

The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the 1933 Act, but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.



Initial Public Offerings (IPOs)

The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions and the Fund's size.

Investment of Uninvested Cash Balances

The Fund may have  cash  balances  that  have  not been  invested  in  portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for the which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Portfolio Turnover


The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended March 31, 2007 and March 31, 2006, the Fund's portfolio turnover rates were 11% and 19%, respectively.

Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs, which may impact the Fund's expense ratio.


Portfolio Holdings Information


In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's Prospectuses. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.


Regulatory Matters

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is made available at www.dws-scudder.com/regulatory_settlements.

For discussion of other regulatory matters see the Fund's Prospectuses.


                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to a fund for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


    Aggregate Brokerage Commission Paid for the fiscal years ended March 31,


            2007                     2006                   2005
            ----                     ----                   ----

          $280,305                 $271,824               $148,000


    Affiliated Brokerage Commissions for the fiscal year ended March 31, 2007



 Dollar Amount of Commissions paid to    Percentage of Commissions Paid      Percentage of Transactions Involving
          Affiliated Brokers                  to Affiliated Brokers         Commissions Paid to Affiliated Brokers
          ------------------                  ---------------------         --------------------------------------

                  $0                                   0%                                     0%


During the fiscal years ended March 31, 2007, March 31, 2006 and March 31, 2005, the Sub-advisor, Alex. Brown Investment Management, LLC ("ABIM"), directed no transactions to broker-dealers and paid no related commissions because of research services provided to the Fund.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of March 31, 2007, the Fund held the following securities of its regular brokers or dealers:



                                                    Value of Securities Owned as
                                                    or Dealer or Parent (Issuer)
Name of Regular Broker as of March 31, 2007                 (in thousands)
-------------------------------------------                 --------------

Countrywide Financial Group                                         $5,786
Citigroup Inc.                                                     $19,766
American Home Mortgage Investment Corp.                             $4,237





                        PURCHASE AND REDEMPTION OF SHARES

General Information

Shares of the Fund are distributed by DWS Scudder Distributors, Inc. ("DWS-SDI"). The Fund offers four classes of shares, Classes A, B, C and Institutional shares. General information on how to buy shares of the Fund is set forth in "How to Invest in the Fund" in the Fund's Prospectuses. The following supplements that information.

Investors may invest in Institutional shares by establishing a shareholder account with the Fund or through an authorized shareholder service agent. Investors may invest in Class A, B and C shares by establishing a shareholder account directly with the Fund's transfer agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent. Additionally, the Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B and C shares. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Investors, who invest through brokers, service organizations or their designated intermediaries, may be subject to minimums established by their broker, service organization or designated intermediary.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the shareholder service agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.


DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories -- "Core," "Strategic," "Satellite" or "Non-CSS" -- taking into consideration, among other things, the following criteria, where applicable:


o        The Fund's 3-year performance;

o        The Fund's Morningstar rating; o Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.


This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information please see "Policies You Should Know About" in the Fund Prospectuses.

The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Advisors and their affiliates.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.


In addition to the discounts or commissions described herein and in the Prospectuses, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DWS-SDI.


Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the three compensation schedules up to the following amounts:


                Compensation Schedule #1:                                 Compensation Schedule #2:
        Retail Sales and DWS Scudder Flex Plan(1)                       DWS Scudder Retirement Plan(2)
        --------------------------------------                          ---------------------------
                                              As a                                                   As a
Amount of                                 Percentage of               Amount of                Percentage of Net
Shares Sold                              Net Asset Value             Shares Sold                  Asset Value
-----------                              ---------------             -----------                  -----------

$1 million to $3 million (equity              1.00%                Over $3 million               0.00% - 0.50%
funds)

Over $3 million to $50 million                0.50%                       --                            --

Over $50 million                              0.25%                       --                            --

                    Compensation Schedule #3:
                   DWS Scudder Choice Plan(3)
                   --------------------------
Amount of                             As a Percentage of Net
Shares Sold                                 Asset Value
-----------                                 -----------

All amounts                                    1.00%

 (1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in the Fund and other DWS Funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2) Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.


Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from ..01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to .25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) First Clearing/Wachovia Securities HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD

Bank of New York (Hare & Co.)
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
D.A. Davidson & Company
Emmett A. Larkin Company
Fiduciary Trust Co. - International
Huntleigh Securities
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Bank
Penson Financial Services
Pershing Choice Platform
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia  National Life  Insurance
Allmerica  Financial  Life  Insurance  Company
Allstate  Life  Insurance  Company of New York
Ameritas  Life  Insurance  Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion  Life Insurance  Company
Connecticut  General Life Insurance  Company
Farmers  New World Life  Insurance  Company
Fidelity  Security  Life  Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity  Insurance  Company
Hartford Life Insurance  Company
ICMG Registered Variable  Life
Integrity  Life  Insurance  Company
John Hancock Life  Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln  Life &  Annuity  Company  of New York
Lincoln  National  Life Insurance  Company
Massachusetts  Mutual Life  Insurance  Group
MetLife  Group
Minnesota  Life  Insurance  Company
Mutual of America  Life  Insurance  Company
National Life  Insurance  Company
National  Integrity  Life  Insurance  Company
Nationwide  Group
New York Life Insurance and Annuity  Corporation
Phoenix Life Insurance  Company
Protective  Life Insurance
Provident  Mutual Life Insurance
Prudential  Insurance  Company of America
Sun Life  GroupSymetra  Life Insurance Company
Transamerica Life Insurance Company

Union Central Life Insurance Company
United of Omaha Life Insurance  Company
United Investors Life Insurance  Company
Western Southern Life Assurance Company=

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or such individuals, spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                     Sales Charge
                                                                     ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price       Net Asset Value*         Offering Price
------------------                           --------------       ----------------         --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00**                   .00**               ***

*        Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable Prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as "DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or DWS mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l) the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and SAI. Class B shares automatically convert to Class A shares after six years.


Purchase of Class C Shares. Class C shares of the Fund are offered at net asset value. No initial sales charge will be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management's discretion.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares will be held in an omnibus account and employer-sponsored employee benefit plans using the Flex subaccount record keeping system ("System") maintained for Scudder-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a. Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b. Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c. Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.


Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.


Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend the right of redemption or delay payment on a redemption for more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to a CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c) redemption of shares of a shareholder (including a registered joint owner) who has died;

(d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f) redemptions of shares by shareholders whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) above for Class A shares. In addition, this CDSC will be waived:

(g) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(i) in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5) in connection with direct "rollover" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) above for Class A shares and for the circumstances set forth in items (g) and (h) above for Class B shares. In addition, this CDSC will be waived for:

(j) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.



Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund Investment, NY Tax-Free Money Fund Investment, Treasury Money Fund -- Class Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund -- Institutional, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.


Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to pay distributions of substantially all of its income quarterly.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the Prospectuses. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


Federal Taxation. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Fund:

(a) must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income);

(b) must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(c) is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.


If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. "Net capital gains" for this purpose are the Fund's (x) net long-term capital gains for the taxable year less (y) the sum of the Fund's
(i) net short-term capital losses for the taxable year and (ii) available capital loss carryforwards. Distributions of net short-term capital gains, which are gains attributable to the sales of investments that the Fund owned for one year or less, will be taxable as ordinary income. If the Fund retains for investment an amount equal to all or a portion of its net capital gains, it will be subject to tax at regular corporate rates on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Long-term capital gain rates applicable to individuals have temporarily been reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10% and 15% ordinary income rate brackets -- for taxable years beginning before January 1, 2011.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (unless the stock on which the dividend is paid is readily tradable on an established securities market in the United States) and (2) not be treated as a PFIC. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company.


In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. If the aggregate qualified dividends received are less than 95% of its gross income, then the portion of regular dividends paid by the Fund to an individual in a particular taxable year (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.


Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

The Fund's use of options, futures contracts and forward contracts (to the extent permitted) will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.


Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b). If a charitable remainder trust (as defined in Code

Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax on 100% of its UBTI.

Certain types of income received by the Fund from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder trust to become subject to an excise tax of 100% of its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced US withholding for non-US shareholders even from tax treaty countries; and (5) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are fund shareholders.


Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Capital gains distributions may be reduced if fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


Taxation of Non-US Shareholders. Dividends paid by the Fund to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a US trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other US real property holding corporations. A distribution paid prior to 2008 attributable to the Fund's sale of a REIT or other US real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other US real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.


The foregoing is only a summary of certain material US federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and the asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS


The following table presents certain information regarding the Board Members of the Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested persons" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members



-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,          79
Chairperson since 2006     Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
2006                       General Counsel, Filene's (1978-1988). Directorships: Advisory
                           Board, Center for Business Ethics, Bentley College; Trustee,
                           Southwest Florida Community Foundation (charitable organization);
                           Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                           (governance, executive committees)
-------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      President, WGBH Educational Foundation. Directorships: Association           79
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 2006                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of               79
Board Member since         private equity funds). Directorships: Progressive Holding
2006                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising). Former Directorships: The Kennel Shop (retailer)
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                  79
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2006                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
-------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,            79
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
1999                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly,
                           Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee,
                           CREF and CREF Mutual Funds (January 2000-March 2005); Chairman,
                           CREF and CREF Mutual Funds (February 2004-March 2005); and
                           Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,                79
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
1999                       Center (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000); Director, Lauder
                           Institute of International Management Studies (July 2000-June 2006)
-------------------------------------------------------------------------------------------------------------------

                                       45

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)             79
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2002                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts             79
(1951)                     (charitable foundation) (1994 to present); Trustee, Thomas
Board Member since         Jefferson Foundation (charitable organization) (1994 to present);
2002                       Trustee, Executive Committee, Philadelphia Chamber of Commerce
                           (2001 to present). Formerly, Executive Vice President, The Glenmede
                           Trust Company (investment trust and wealth management) (1983-2004);
                           Board Member, Investor Education (charitable organization)
                           (2004-2005); Director, Viasys Health Care(1) (January 2007-June
                           2007).
-------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                79
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
1986                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services, John
                           Hancock Mutual Life Insurance Company, Inc. (1982-1986)
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual            79
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation(1)
2002                       (telecommunications) (November 1989-September 2003)
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government           79
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
2006                       Hewlett Foundation; Service Source, Inc. Former Directorships:
                           Mutual Fund Directors Forum (2002-2004), American Bar Retirement
                           Association (funding vehicle for retirement plans) (1987-1990 and
                           1994-1996)
-------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);             77
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2006                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American Science &
                           Engineering (x-ray detection equipment). Former Directorships: ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak) Waste
                           Management, Inc. (solid waste disposal); formerly, Chairman and
                           Member, National Transportation Safety Board
-------------------------------------------------------------------------------------------------------------------

                                       46

Interested Board Member

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the                                                                              Number of Funds
 Corporation and Length    Business Experience and                                              in DWS Fund
 of Time Served            Directorships During the Past 5 Years                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche            80
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board
 Board Member since        member of DWS Investments, Germany (1999-2005); formerly, Head of
 2006                      Sales and Product Management for the Retail and Private Banking
                           Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany
                           Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
-------------------------------------------------------------------------------------------------------------------

Officers(3)

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS
 (1965)                     family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director
 President, 2006-present    of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                            President Operations, Merrill Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 2003-present
-------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
 Chief Financial Officer,   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
 2004-present               Asset Management (1994-1998)
 Treasurer, 2005-present
-------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
-------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 2002-present
-------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
-------------------------------------------------------------------------------------------------------------------

                                       47

-------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the
 Corporation and Length     Business Experience and
 of Time Served             Directorships During the Past 5 Years
-------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
-------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
 Compliance Officer,        Operations Manager for AXA Financial (1999-2004)
 2007-present
-------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                            (1984-1988)
-------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006 - present); formerly, Director, Senior
 (1951)                     Vice President, General Counsel, and Assistant Secretary, Hansberger Global
 Chief Legal Officer,       Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals
 2006 - present             (2002-2005)(2006-2009)
-------------------------------------------------------------------------------------------------------------------

(1) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(2) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

(3) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The Board of the Corporation met ten (10) times during the calendar year ended December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since May 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on Funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the
Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Fund's investment advisers' brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each Board Member during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                                             Total Compensation
                                 Aggregate Compensation        from Fund and
Name of Board Member                   from Fund             DWS Fund Complex(1)
--------------------                   ---------             -------------------

Henry P. Becton, Jr.(3)(5)                  $715                  $189,000
Dawn-Marie Driscoll(2)(3)(4)(5)             $945                  $251,000
Keith R. Fox(3)(4)(5)                       $723                  $195,000
Kenneth C. Froewiss(3)(4)(5)                $800                  $234,988
Martin J. Gruber(3)(5)                    $2,083                  $188,000
Richard J. Herring(3)(4)(5)               $2,060                  $184,000
Graham E. Jones(3)(4)(5)                  $2,279                  $206,000
Rebecca W. Rimel(3)(5)                    $2,063                  $185,000
Philip Saunders, Jr.(3)(4)(5)             $2,298                  $207,000
William N. Searcy, Jr.(3)(4)(5)           $2,279                  $206,000
Jean Gleason Stromberg(3)(4)(5)             $777                  $202,000
Carl W. Vogt(3)(5)                          $715                  $189,000

(1)      The DWS Fund Complex is composed of 155 funds as of December 31, 2006.

(2) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairperson of the Board.

(3) For each Board Member, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

(4) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5) During calendar year 2006, the total number of funds overseen by each Board Member was 87 funds, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds, and Mr. Froewiss, who oversaw 90 funds.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS Fund Complex as of December 31, 2006.


                                                                      Aggregate Dollar Range of
                                 Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                       Ownership in                          Board Member
Board Member                       DWS Value Builder Fund             in the DWS Fund Complex(2)
------------                       ----------------------             --------------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.                        None                          Over $100,000
Dawn-Marie Driscoll                         None                          Over $100,000
Keith R. Fox                                None                          Over $100,000
Kenneth C. Froewiss                         None                          Over $100,000
Martin J. Gruber                            None                          Over $100,000
Richard J. Herring                    $10,001-$50,000                     Over $100,000
Graham E. Jones                             None                          Over $100,000
Rebecca W. Rimel                            None                          Over $100,000
Philip Saunders, Jr.                        None                          Over $100,000
William N. Searcy, Jr.                      None                          Over $100,000
Jean Gleason Stromberg                      None                          Over $100,000
Carl W. Vogt                                None                          Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                              None                            Over $100,000

(1) The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including Deutsche Bank AG).


                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Kenneth C. Froewiss                                     None
Martin J. Gruber                                        None
Richard J. Herring                                      None
Graham E. Jones                                         None
Rebecca W. Rimel                                        None
Philip Saunders, Jr.                                    None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Carl W. Vogt                                            None

Securities Beneficially Owned

As of July 6, 2007, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of July 6, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.


Name and Address of
Investor Ownership                                        Shares                                 % of Total Shares
------------------                                        ------                                 -----------------

DWS TRUST COMPANY TTEE                              1,219,203.50                     8.66% of Class A
FBO COMMUNITY HEALTH SYSTEMS
INC 401K PLAN #XXXXXX
ATTN: ASSET RECON
SALEM NH  03079-1143

DWS TRUST COMPANY                                   816,891.05                       5.80% of Class A
FBO IBEW LOCAL UNION #252
CONTRIBUTION/401(K) PLAN #06
ATTN: ASSET RECON
SALEM NH  03079-1143

CITIGROUP GLOBAL MARKETS INC                        743,243.35                       5.28% of Class A
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

PERSHING LLC                                        253,104.58                       12.46% of Institutional Class
JERSEY CITY NJ  07303-2052

SEI PRIVATE TRUST CO                                165,083.71                       8.13% of Institutional Class
C/O M&T BANK ID XXX
ATTN MUTUAL FUNDS
OAKS PA  19456

H BARRY LEVINE TTEE                                 156,591.94                       7.71% of Institutional Class
W B DONER & CO CAPITAL ACCUMULATION
PLAN U/A/D 11/27/2000
SOUTHFIELD MI  48075-1067

PERSHING LLC                                        122,461.82                       6.03% of Institutional Class
JERSEY CITY NJ  07303-2052

PERSHING LLC                                        122,451.76                       6.03% of Institutional Class
JERSEY CITY NJ  07303-2052

                                       61

Name and Address of
Investor Ownership                                        Shares                                 % of Total Shares
------------------                                        ------                                 -----------------

CITIGROUP GLOBAL MARKETS INC                        38,488.96                        9.40% of Class B
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                      25,645.31                        6.26% of Class B
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO                                 22,726.35                        5.55% of Class B
ATTN MUTUAL FUND OPERATIONS
HARBORSIDE FIN CTR PLZ II 3RD FL
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                        112,876.89                       16.07% of Class C
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

PERSHING LLC                                        76,884.59                        10.95% of Class C
JERSEY CITY NJ  07303-2052

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, the Funds' investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds' investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Director or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Code of Ethics

The Fund, the Advisor, the Subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and Subadvisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's and Subadvisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and Subadvisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the investment advisor for the Fund. DIMA is located at 345 Park Avenue, New York, NY 10154. Alex. Brown Investment Management LLC ("ABIM" or the sub-advisor), the Fund's subadvisor, a registered investment advisor, is a Maryland LLC owned by J. Dorsey Brown, Patrick J. O'Brien and Nina
K. Yudell and Buppert, Behrens & Owen, Inc. (a company organized by three principals of ABIM); R. Hutchings Vernon; Richard W. Palmer; and Joseph J. Quingert. DIMA also serves as investment advisor and ABIM serves as subadvisor to other funds in the DWS family of funds.

On March 31, 2007, the Fund's previous Advisor, Investment Company Capital Corp. ("ICCC"), merged into DIMA. Prior to March 31, 2007, ICCC was the investment advisor to the Fund. As a result of the merger, DIMA is now the investment advisor.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies, and other domestic and foreign companies.

Pursuant to the amended and restated investment management agreement dated July 1, 2006, as revised April 1, 2007, ("Investment Management Agreement"), the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectuses and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.


The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or of any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by a majority of the outstanding voting securities of the Fund on 60 days' written notice.

In addition, the Fund has a subadvisor approval policy (the "Sub-advisor Approval Policy"). The Sub-advisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace sub-advisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Sub-advisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Sub-advisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Sub-advisor Approval Policy, including any shareholder notice requirements.

As compensation for its services, the Fund pays DIMA an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates: 0.915% of the first $50 million, 0.765% of the next $50 million, 0.715% of the next $100 million, and 0.615% of the amount in excess of $200 million. Prior to July 1, 2006, the Fund paid ICCC a fee that was calculated daily and paid monthly, at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million, and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from the Advisor, payable from its management fee based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.65% of the first $50 million, 0.50% of assets in excess of $50 million but not exceeding $200 million, and 0.40% of the amount in excess of $200 million.

Advisory fees paid by the Fund to the Advisor and subadvisory fees paid by the Advisor to ABIM for the last three fiscal years were as follows:


                                       Year Ended March 31,
                                       --------------------

Fees Paid to              2007                 2006                 2005
------------              ----                 ----                 ----

ICCC*               $3,325,513              $4,426,850              $4,868,115
ABIM                $2,152,654              $2,617.450              $2,863,437

* Effective March 31, 2007, fees were paid to DIMA.


Compensation of Portfolio Managers


All portfolio managers at ABIM are paid a fixed salary and bonuses, which are paid out of a bonus pool that is calculated as a percentage of ABIM's operating income. Portfolio managers that have an ownership interest in ABIM are paid bonuses, which are a fixed percentage of the bonus pool. Non-ownership portfolio managers are compensated according to management's judgment of their contributions to the firm versus a set of goals that are established each year. These goals are not firm-wide and vary according to the portfolio manager.


There is no difference in compensation, or in the method used to determine compensation, for the management of the fund versus the management of other accounts.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                 Name of                               Dollar Range of
             Portfolio Manager                        Fund Shares Owned
             -----------------                        -----------------


Hobart C. Buppert II                                   Over $1 million
Nina K. Yudell                                       $100,001 - $500,000


Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of ABIM or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:


                           Number of
                           Registered     Total Assets of      Number of Investment       Total Assets of
Name of Portfolio          Investment   Registered Investment  Company Accounts with     Performance-Based
Manager                    Companies         Companies         Performance-Based Fee        Fee Accounts
-------                    ---------         ---------         ---------------------        ------------


Hobart C. Buppert II           4            $870,085,667                0                      $0
Nina K. Yudell                 1            $406,990,230                0                      $0


Other Pooled Investment Vehicles Managed:

                               Number of
                                Pooled         Total Assets of    Number of Pooled Investment    Total Assets of
                              Investment      Pooled Investment      Vehicle Accounts with      Performance-Based
Name of Portfolio Manager      Vehicles           Vehicles           Performance-Based Fee         Fee Accounts
-------------------------      --------           --------           ---------------------             --------


Hobart C. Buppert II               0                 $0                        0                        $0
Nina K. Yudell                     0                 $0                        0                        $0


Other Accounts Managed:

                                                                        Number of Other
                            Number of                                    Accounts with      Total Assets of
Name of Portfolio             Other            Total Assets of         Performance-Based   Performance-Based
Manager                     Accounts            Other Accounts                Fee            Fee Accounts
-------                     --------            --------------                ---            ------------


Hobart C. Buppert II           34                $837,184,566                  0                  $0
Nina K. Yudell                 27                $189,961,760                  0                  $0


In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. ABIM has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

ABIM manages other investment accounts including a pooled private equity fund. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase, or sell.


The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.


The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Administrative Services Agreement


Further, effective July 1, 2006, the Fund also has an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee of 0.10% of the Fund's average daily net assets.


Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund's Prospectuses and Statement of Additional Information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between DIMA and State Street Bank and Trust Company ("SSB"), DIMA has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by the Fund.

                                     For the Fiscal Year End March 31, 2007*
                                     ---------------------------------------

DWS Value Builder Fund                               $342,274



* For the period July 1, 2006 through March 31, 2007.


Transfer Agent


DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, serves as the Fund's transfer agent and dividend disbursing agent pursuant to a transfer agency agreement. Under its transfer agency agreement with the Fund, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the Fund. The Advisor may be reimbursed by the Fund for its out-of-pocket expenses. For the fiscal year ended March 31, 2007, the amount charged to the Fund by DWS-SISC for transfer agency services aggregated $465,511. For the fiscal year ended March 31, 2006, the amount charged to the Fund by DWS-SISC for transfer agency services aggregated $446,852.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Effective April 1, 2007, DWS Scudder Investments Service Company is the Transfer Agent for all classes of all DWS funds.


Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

Accounting


Prior to June 30, 2006, ICCC provided certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC received an annual fee, calculated daily and paid monthly as shown below. Effective June 30, 2006, these fees are now paid under the Administrative Services Agreement.

Average Daily Net Assets                          Incremental Fee
------------------------                          ---------------

0 - $10,000,000                                    $13,000 (fixed fee)
$10,000,000 - $20,000,000                                0.100%
$20,000,000 - $30,000,000                                0.080%
$30,000,000 - $40,000,000                                0.060%
$40,000,000 - $50,000,000                                0.050%
$50,000,000 - $60,000,000                                0.040%
$60,000,000 - $70,000,000                                0.030%
$70,000,000 - $100,000,000                               0.020%
$100,000,000 - $500,000,000                              0.015%
$500, 000,000 - $1,000,000,000                           0.005%
over $1,000,000,000                                      0.001%


For the period from April 1, 2006 through June 30, 2006, ICCC received accounting fees from the Fund of $27,051. For the fiscal year ended March 31, 2006, ICCC received accounting fees from the Fund of $119,296.

In addition, the Fund reimbursed ICCC for certain out of pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement including express delivery service, independent pricing and storage.

At its expense, ICCC had delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. DWS-SFAC and ICCC had retained SSB to provide certain administrative, fund accounting and record-keeping services to the Fund.


Custodian


SSB is the Fund's custodian. SSB is located at One Heritage Drive, JPB/2N, North Quincy, MA 02171. As custodian, SSB will hold the Fund's assets. Prior to July 18, 2003, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), an affiliate of the Advisor, 100 Plaza One, Jersey City, New Jersey, 07311, served as Custodian for the Fund pursuant to a custodian agreement.


Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of the Fund included in the Fund's Prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, MA 02110-2624, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.


Counsel -- Fund

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Fund.

Counsel -- Trustee

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Independent Trustees to the Trust.

                           DISTRIBUTION OF FUND SHARES


DWS-SDI, an affiliate of the Advisor, serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the "Distribution Agreement"). DWS-SDI enters into a Selling Group Agreement with certain broker-dealers (each a "Participating Dealer"). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc. the DWS-SDI agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc.
agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606.


The Distribution Agreement provides that the Distributor shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Board Members and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.


If the Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

DWS-SDI and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned by either party, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by vote of a majority of the outstanding voting securities of the Fund in the same manner as the Distribution Agreement.

Class A, B and C Shares Only. The Fund, with respect to its Class A, Class B and Class C shares may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder servicing agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as a distributor or shareholder servicing agent or in other capacities for investment companies. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the shareholder servicing agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the shareholder servicing agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

As compensation for providing distribution services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and shareholder servicing agents. As compensation for providing distribution as described above for Class B and C Shares, the Distributor receives an annual fee, paid monthly, equal to 0.75% of the their average daily net assets. In addition, with respect to the Class B and C Shares, the Distributor receives a shareholder servicing fee at an annual rate of 0.25% of their average daily net assets. (See the Prospectus.)

As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


                                                                           Fiscal Year Ended March 31,

Fee                                                                  2007             2006              2005
---                                                                  ----             ----              ----

Class A 12b-1 Distribution Fee                                     $840,622       $1,116,917        $1,121,512
Class B 12b-1 Distribution and Shareholder Servicing Fee           $106,631         $180,760          $468,420
Class C 12b-1 Distribution and Shareholder Servicing Fee           $160,402         $203,528          $310,159

Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a 12b-1 Plan of Distribution for each class of Shares (except the Institutional Class) (the "12b-1 Plans"). Under each 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and shareholder servicing agents. The 12b-1 Plans remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors who have no direct or indirect financial interest in such 12b-1 Plans, by votes cast in person at a meeting called for such purpose.

In approving the 12b-1 Plans, the Directors concluded, in the exercise of their reasonable business judgment, that there was a reasonable likelihood that the 12b-1 Plans would benefit the Fund and its shareholders. The 12b-1 Plans will be renewed only if the Board makes a similar determination in each subsequent year. The 12b-1 Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The 12b-1 Plans may be terminated at any time by the vote of a majority of the

Independent Board Members or by a vote of a majority of the Fund's outstanding shares (as defined under "Capital Stock").

During the continuance of the 12b-1 Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the 12b-1 Plans to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any
Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the 12b-1 Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Independent Board Members then in office.

Under the 12b-1 Plans, amounts allocated to Participating Dealers and shareholder servicing agents may not exceed amounts payable to the Distributor under the 12b-1 Plans. Payments under the 12b-1 Plans are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The 12b-1 Plans do not provide for any charges to the Fund for excess amounts expended by the Distributor and if a 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such 12b-1 Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the 12b-1 Plans for the Class A shares and the Class B shares for the last three fiscal years, the Fund's Distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

The Fund's Distributor received commissions on the sale of the Class A shares and contingent deferred sales charges on the redemption of Class A, Class B and Class C shares and from such commissions and sales charges retained the following amounts:


                                                           Fiscal Year Ended March 31,
                                                           ---------------------------
                                          2007                          2006                          2005
                                          ----                                                        ----

           Class                 Received       Retained      Received        Retained        Received      Retained
           -----                 --------       --------      --------        --------        --------      --------

Class A Commissions              $13,092           $0         $15,377             $0          $36,458          $0
Class B Contingent
Deferred Sales Charge            $42,841           $0         $44,484             $0         $117,678          $0
Class C Contingent
Deferred Sales Charge             $2,397           $0          $3,362             $0           $6,090          $0

The Fund will pay all costs associated with its organization and registration under the 1933 Act and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares; all costs and expenses in connection with the registration and maintenance of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the shares; fees and expenses of legal counsel, including counsel to the Independent Board Members, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by the Advisor, ABIM or DWS-SDI.

Capital Stock

Under the Corporation's Articles of Incorporation, the Corporation authorized shares of capital stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized shares without shareholder approval.

The Corporation's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time. The Corporation currently has one series and the Board has designated four classes of Shares: Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares. In the event separate series or classes are established, all shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

There are no preemptive, conversion or exchange rights applicable to any of the shares. The issued and outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As used in this Statement of Additional Information the term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS


The financial statements of the Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated March 31, 2007, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Value Builder Fund, Class A:               23339J102
The CUSIP number of DWS Value Builder Fund, Class B:               23339J201
The CUSIP number of DWS Value Builder Fund, Class C:               23339J300
The CUSIP number of DWS Value Builder Fund, Institutional Class:   23339J409

The Fund has a fiscal year end of March 31.


You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on "proxy voting" at the bottom of the page).


The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS
---------------------------------

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS
---------------------------------------------------------

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS
-----------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS
---------------------------------------------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

PART C.  OTHER INFORMATION

Item 23.          Exhibits

                  (a)         (1)    Articles of Amendment and Restatement dated June 23, 2006 incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration
                                     Statement on Form N-1A filed with the Securities and Exchange Commission on
                                     July 31, 2006.

                  (b)                By-Laws, as amended through June 27, 2006 (filed herein).

                  (c)                Incorporated by reference to (a)(1) above.

                  (d)         (1)    Amended and Restated Investment Advisory Agreement dated July 1, 2006 between the
                                     Registrant and Investment Company Capital Corp. (filed herein).

                              (2)    Amended and Restated Investment Advisory Agreement dated July 1, 2006 as revised
                                     April 1, 2007 between the Registrant and Deutsche Investment Management Americas
                                     Inc. (filed herein).

                              (3)    Sub-advisory Agreement dated June 4, 1999 between the Registrant, Investment
                                     Company Capital Corp. and Alex. Brown Investment Management Agreement (filed herein).

                              (4)    Sub-advisory Agreement dated June 4, 1999 as amended April 1, 2007 between the
                                     Registrant, Deutsche Investment Management Americas Inc. and Alex. Brown
                                     Investment Management LLC (filed herein).

                  (e)                Distribution Agreement dated August 19, 2002, between Registrant and Scudder
                                     Distributors, Inc., as filed with the Maryland State Department of Taxation and
                                     Assessments, incorporated by reference to Post-Effective Amendment No. 15 to the
                                     Registrant's Registration Statement on Form N-1A, filed with the Securities and
                                     Exchange Commission on July 29, 2003.

                  (f)                None.

                  (g)                Custodian Agreement dated March 22, 2007, between Registrant and State Street
                                     Bank and Trust Company (filed herein).

                  (h)         (1)    Transfer Agency and Services Agreement, dated June 1, 2006, between Registrant and DWS Scudder Investments Service Company (filed herein).

                  (i)                Opinion of Counsel, incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed with the
                                     Securities and Exchange Commission on July 29, 2003.

                  (j)                Consent of Independent Registered Public Accounting Firm (filed herein).

                  (k)                None.


                                       2

                  (l)                Subscription Agreement re: initial $100,000 capital incorporated by reference to
                                     Exhibit 13 to Post-Effective Amendment No. 5 to Registrant's Registration
                                     Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and
                                     Exchange Commission via EDGAR (Accession No. 950116-95-000312) on July 26, 1995.

                  (m)         (1)    Rule 12b-1 Plan for Class A Shares of DWS Value Builder Fund dated June 27, 2006
                                     (filed herein).

                              (2)    Rule 12b-1 Plan for Class B Shares of DWS Value Builder Fund dated June 27, 2006
                                     (filed herein).

                              (3)    Rule 12b-1 Plan for Class C Shares of DWS Value Builder Fund dated June 27, 2006
                                     (filed herein).

                  (n)                Registrant's Amended Rule 18f-3 Plan, as filed with the Maryland State Department of Taxation and Assessments, incorporated by reference to Post-Effective
                                     Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission via EDGAR on July 29, 2003.

                  (p)         (1)    Consolidated Fund Code of Ethics (All Funds) incorporated by reference to
                                     Post-Effective Amendment No. 19 to the Registrant's Registration Statement on
                                     Form N-1A filed with the Securities and Exchange Commission via EDGAR on June 2,
                                     2006.

                              (2)    Code of Ethics for Deutsche Asset Management -- U.S., dated January 1, 2007 (filed herein).

                              (3)    Alex. Brown Investment Management Code of Ethics, dated November 2006 (filed herein).

                  (q)                Power of Attorney incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on July 31, 2006.

Item 24.          Persons Controlled by or under Common Control with Registrant

                  None.

Item 25.          Indemnification

                  Sections 1, 2 and 3 of Article Fourth of Registrant's Articles of Amendment and Restatement, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

                  Section 4.1. Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section
                  4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

                  Section 4.2. Indemnification.

                  (a) Any word or words used in this Section 4.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the "Indemnification Section") shall have the same meaning as defined in the Indemnification Section.

                  (b) The Corporation shall indemnify and advance expenses to a director of officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the
                           Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

                  (c) No amendment to this Charter or repeal of any of its provision shall limit or eliminate the protection afforded by this Section 4.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

                  Section 4.3. Reliance on Experts. Subject to any requirements of the 1940 Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an suit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the 1940 Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director's rights or entitlement to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the
                  Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  Deutsche Asset Management, Inc. and Investment Company Capital Corp. (hereafter, "DeAM"), the investment advisor, have agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DeAM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeAM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeAM and the Registrant, then DeAM shall pay the entire amount of such loss, damage, liability or expense.

                  In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeAM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeAM (or by a representative of DeAM acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeAM, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeAM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeAM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeAM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeAM prevails on the merits of any such dispute in a final, nonappealable court order.

                  DeAM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee
                  (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeAM has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DeAM.

Item 26.          Business and Other Connections of Investment Advisor

                  During the last two fiscal years, no director or officer of Investment Company Capital Corp., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27.          Principal Underwriters

                  (a)

                  DWS Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------
          Philipp Hensler                Director, Chairman of the Board and      None
          345 Park Avenue                CEO
          New York, NY 10154

          Michael Colon                  Director and Chief Operating Officer     None
          345 Park Avenue
          New York, NY 10154


                                       6

                      (1)                             (2)                                  (3)
          DWS Scudder Distributors,
          Inc.
          Name and Principal             Positions and Offices with               Positions and
          Business Address               DWS Scudder Distributors, Inc.           Offices with Registrant
          ----------------               ------------------------------           -----------------------

          Thomas Winnick                 Director and President                   None
          345 Park Avenue
          New York, NY 10154

          Cliff Goldstein                Chief Financial Officer and Treasurer    None
          60 Wall Street
          New York, NY 10005

          Robert Froehlich               Vice President                           None
          222 South Riverside Plaza
          Chicago, IL 60606

          Paul Schubert                  Vice President                           Chief Financial Officer
          345 Park Avenue                                                         and Treasurer
          New York, NY 10154

          Mark Perrelli                  Vice President                           None
          222 South Riverside Plaza
          Chicago, IL 60606

          Donna White                    Chief Compliance Officer                 None
          345 Park Avenue
          New York, NY 10154

          Jason Vazquez                  Vice President and AML Compliance        Anti-Money Laundering
          345 Park Avenue                Officer                                  Compliance Officer
          New York, NY 10154

          Caroline Pearson               Secretary                                Assistant Secretary
          Two International Place
          Boston, MA 02110

          Philip J. Collora              Assistant Secretary                      None
          222 South Riverside Plaza
          Chicago, IL 60606

          Anjie LaRocca                  Assistant Secretary                      None
          345 Park Avenue
          New York, NY 10154

         (c)      Not applicable

Item 28.          Location of Accounts and Records

DWS Value Builder Fund, Inc.                       Deutsche Asset Management
(Registrant)                                       300 East Lombard Street
                                                   Baltimore, MD 21202

Deutsche Investment Management Americas Inc.       345 Park Avenue
(Investment Advisor)                               New York, New York 10154

Alex. Brown Investment Management                  One South Street
(Subadvisor)                                       Baltimore, MD 21202

DWS Scudder Investments Service Company            222 South Riverside Plaza
(Transfer Agent)                                   Chicago, IL 60606

State Street Bank & Trust Company                  One Heritage Drive - JPB/2N
(Custodian)                                        North Quincy, MA 02171

DWS Scudder Distributors, Inc.                     222 South Riverside Plaza
(Distributor)                                      Chicago, IL 60606

DST Systems, Inc.                                  127 West 10th Street
(Sub-Transfer Agent)                               Kansas City, MO 64105

Item 29.          Management Services

                  Not Applicable.

Item 30.          Undertakings

                  Not Applicable.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 16th day of July 2007.

                                          DWS VALUE BUILDER FUND, INC.


                                          By: /s/ Michael G. Clark
                                              --------------------
                                              Michael G. Clark
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark                           President                                    July 16, 2007

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        July 16, 2007

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Director                                     July 16, 2007

 /s/Dawn Marie-Driscoll
 -------------------------------------
 Dawn Marie-Driscoll*                       Director                                     July 16, 2007

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Director                                     July 16, 2007

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Director                                     July 16, 2007

 /s/Martin J. Gruber
 -------------------------------------
 Martin J. Gruber*                          Director                                     July 16, 2007

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Director                                     July 16, 2007

 /s/Graham E. Jones
 -------------------------------------
 Graham E. Jones*                           Director                                     July 16, 2007

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Director                                     July 16, 2007

 /s/Philip Saunders, Jr.
 -------------------------------------
 Philip Saunders, Jr.*                      Director                                     July 16, 2007

 /s/Axel Schwarzer
 -------------------------------------
 Axel Schwarzer*                            Director                                     July 16, 2007


 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Director                                     July 16, 2007

 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Director                                     July 16, 2007

 /s/Carl W. Vogt
 -------------------------------------
 Carl W. Vogt*                              Director                                     July 16, 2007



*By:   /s/ Caroline Pearson
       --------------------
       Caroline Pearson**
       Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, as filed on July 31, 2006.

                                                               File No. 33-46279
                                                              File No. 811-06600



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 21
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 23
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          DWS VALUE BUILDER FUND, INC.

                          DWS VALUE BUILDER FUND, INC.

                                  EXHIBIT INDEX


                                       (b)
                                     (d)(1)
                                     (d)(2)
                                     (d)(3)
                                     (d)(4)
                                       (g)
                                     (h)(1)
                                       (j)
                                     (m)(1)
                                     (m)(2)
                                     (m)(3)
                                     (p)(2)
                                     (p)(3)



                                       10